                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2003
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                              0-23970                   77-0216135
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 (State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                    125 Baylis Road, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements, Pro Form Financial Information and Exhibits.

   (c)      Exhibits

            Exhibit Number        Description
            --------------        -----------

                99.1              Press Release of the Company dated November 5,
                                  2003.

Item 12.    Results of Operations and Financial Condition

            On November 5, 2003,  FalconStor  Software,  Inc.  (the  "Company"),
issued a press  release  announcing  its  results of  operations  for the fiscal quarter ended September 30, 2003.

            The text of a press  release  issued by the Company is  furnished as
Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FALCONSTOR SOFTWARE, INC.

Dated: November 5, 2003                          By:  /s/ Jacob Ferng
                                                      -------------------------
                                                 Name:  Jacob Ferng
                                                 Title: Chief Financial Officer
                                                        and Vice President

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